UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2007

TOUSA, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32322	76-0460831
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 Hollywood Blvd., Suite 500 N, Hollywood, Florida		33021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-364-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

TOUSA, Inc. ("TOUSA") has entered into agreements pursuant to which the entities listed below will serve as successor trustees for the listed Indentures (as defined below):

On November 15, 2007, TOUSA, Wells Fargo Bank, National Association, a national banking association, as resigning trustee (the "Prior Trustee") and Wilmington Trust Company, a bank corporation, as successor trustee under our senior notes ("WTC") entered into a tri-party agreement pursuant to which WTC became the successor trustee for the following Indentures:

(a) Indenture dated as of June 25, 2002, as supplemented by Supplemental Indentures dated as of July 24, 2002, March 31, 2003, July 18, 2003, July 19, 2004, August 26, 2004, December 17, 2004, February 22, 2005, March 1, 2005, December 19, 2005, March 26, 2006, September 19, 2006, and August 14, 2007. The Indenture provides for the authentication, delivery and administration of $200,000,000 of debt securities. As of November 20, 2007, $200,000,000 principal amount of 9% Senior Notes due 2010 remained outstanding under the Indenture.

(b) Indenture dated as of February 3, 2003, as supplemented by Supplemental Indentures dated as of March 31, 2003, July 18, 2003, July 19, 2004, August 26, 2004, December 17, 2004, February 22, 2005, March 1, 2005, December 19, 2005, March 26, 2006, September 19, 2006 and August 14, 2007. The Indenture provides for the authentication, delivery and administration of $100,000,000 of debt securities. As of November 20, 2007, $100,000,000 principal amount of 9% Senior Notes due 2010 remained outstanding under the Indenture.

(c) Indenture dated as of April 12, 2006, as supplemented by Supplemental Indentures dated as of September 19, 2006 and August 14, 2007. The Indenture provides for the authentication, delivery and administration of $250,000,000 of debt securities. As of November 20, 2007, $250,000,000 principal amount of 8 1/4% Senior Notes due 2011 remained outstanding under the Indenture.

On November 20, 2007, TOUSA, Prior Trustee and HSBC Bank USA, National Association, a national banking association, as successor trustee under our senior subordinated notes ("HSBC") entered into a tri-party agreement pursuant to which HSBC became the successor trustee for the following Indentures:

(a) Indenture dated as of June 25, 2002, as supplemented on July 24, 2002, July 18, 2003, July 19, 2004, August 26, 2004, December 17, 2004, February 22, 2005, March 1, 2005, December 19, 2005, March 26, 2006, September 19, 2006, and August 14, 2007. The Indenture provides for the authentication, delivery and administration of $185,000,000 in debt securities. As of November 20, 2007, $185,000,000 principal amount of 10 3/8% Senior Subordinated Notes due 2012 remained outstanding under the Indenture.

(b) Indenture dated as of March 17, 2004, as supplemented on July 19, 2004, August 26, 2004, December 17, 2004, February 22, 2005, March 1, 2005, December 19, 2005, March 26, 2006, September 19, 2006, and August 14, 2007. The Indenture provides for the authentication, delivery and administration of $125,000,000 in debt securities. As of November 20, 2007, $125,000,000 principal amount of 7 ½% Senior Subordinated Notes due 2011 remained outstanding under the Indenture.

(c) Indenture dated as of December 21, 2004, as supplemented on February 22, 2005, March 1, 2005, December 19, 2005, March 26, 2006, September 19, 2006, and August 14, 2007. The Indenture provides for the authentication, delivery and administration of $200,000,000 in debt securities. As of November 20, 2007, $200,000,000 principal amount of 7 1/2% Senior Subordinated Notes due 2015 remained outstanding under the Indenture.

(d) Indenture dated as of July 31, 2007. The Indenture provides for the authentication, delivery and administration of $20,000,000 in debt securities. As of November 20 2007, $20,993,544.43 principal amount of 14.75% Senior Subordinated PIK Election Notes due 2015 remained outstanding under the Indenture.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 - Instrument of Resignation, Appointment and Acceptance, dated November 15, 2007, among TOUSA, Inc., Wells Fargo Bank, National Association, and Wilmington Trust Company

Exhibit 10.2 - Instrument of Resignation, Appointment and Acceptance, dated November 20, 2007, among TOUSA, Inc., Wells Fargo Bank, National Association, and HSBC Bank USA, National Association

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUSA, Inc.

November 21, 2007	By:	/s/ Stephen M. Wagman

Name: Stephen M. Wagman
Title: Executive Vice-President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Instrument of Resignation, Appointment and Acceptance, dated November 15, 2007, among TOUSA, Inc., Wells Fargo Bank, National Association, and Wilmington Trust Company
10.2	Instrument of Resignation, Appointment and Acceptance, dated November 20, 2007, among TOUSA, Inc., Wells Fargo Bank, National Association, and HSBC Bank USA, National Association